SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 25, 2006
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CAPITOL FEDERAL FINANCIAL
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(Exact name of Registrant as specified in its Charter)

                    United States                     000-25391                     48-1212142
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                 (State or other jurisdiction of incorporation)                   (Commission File Number)                     (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
_______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant's press release dated October 25, 2006, announcing a cash dividend of $0.50 per share on outstanding CFFN common stock payable on November 17, 2006 to stockholders of record as of the close of business on November 3, 2006, is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99 - Dividend Press Release dated October 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CAPITOL FEDERAL FINANCIAL

Date: October 25, 2006                                 By: /s/ Kent G. Townsend
                              _________________________

        Kent G. Townsend, Executive Vice President and
        Chief Financial Officer